UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2020

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

2055 Gateway Place, #480, San Jose, California (Address of Principal Executive Offices)	95110 (Zip Code)

972-9-952-9696
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	DSPG	The NASDAQ Stock Market LLC

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On June 5, 2020, DSP Group Ltd, the Israeli subsidiary (“Israeli Sub”), of DSP Group, Inc. (the “Company”) entered into a share purchase agreement (the “SPA”) with SoundChip SA, a privately held Swiss company (“SoundChip”), SoundChip’s shareholders and Mark Donaldson, Ben Skelton and Paul Darlington, as founders and shareholders’ representatives (collectively, the “Founders” and together with SoundChip’s shareholders, the “Shareholders”). The SPA provides that, upon the terms and subject to the conditions set forth therein, the Israeli Sub will acquire all of the issued and outstanding share capital of SoundChip (the “Acquisition”) on the projected closing date of July 1, 2020 if the conditions precedent set forth in the SPA are satisfied or waived prior to such date (the “Closing Date”).

Under the terms of the SPA, and subject to the conditions and adjustments set forth therein, the Israeli Sub has agreed to pay (a) a cash purchase price of $14.5 million on the Closing Date (the “Headline Value”) and (b) future contingent cash milestone payments of up to $6 million upon the achievement by certain customer and product sales milestones during the period from July 1, 2020 to December 31, 2022. The Company expects to the fund the Acquisition from existing cash.

The Headline Value is subject to adjustment in the event the working capital associated with SoundChip deviates from a threshold amount or SoundChip’s transaction expenses remain unpaid after the Closing Date. The SPA contains customary representations, warranties, covenants and other provisions, including indemnification obligations of the Shareholders for, among other matters, breaches of representations, warranties and covenants, in each case subject to the limitations specified in the SPA. An amount of $400,000 of the Headline Value will be placed into an escrow account on the Closing Date to secure certain purchase price adjustments and indemnification obligations of the Shareholders. Furthermore, an amount of $2 million of the Headline Value will be placed into an escrow account on the Closing Date for the retention, and indemnification obligations, of the Founders.

The Israeli Sub’s obligation to complete the Acquisition on the Closing Date is subject to the satisfaction or waiver of customary closing conditions, including the accuracy of SoundChip’s representations and warranties, compliance with its covenants, execution of employment agreements of certain key employees and the absence of a material adverse effect on SoundChip.

The foregoing description of the SPA does not purport to be complete, provides only a summary of the material terms of the SPA and is qualified in its entirety by reference to the SPA, which is filed as exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”).

The representations, warranties and covenants contained in the SPA were made only for purposes of the SPA as of the specific dates therein, were solely for the benefit of the parties to the SPA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may be made for the purpose of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the SPA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or the condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties in the SPA may change after the date of the SPA, which changes may or may not be fully reflected in the Company’s public disclosures.

ITEM 7.01. REGULATION FD DISCLOSURE

On June 9, 2020, the Company issued a press release announcing the execution of the SPA. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

a. Financial Statements of Businesses Acquired

The financial statements that may be required in connection with the Acquisition are not included in this Form 8-K. The Company has not yet determined the significance of the Acquisition. Once the significance of the Acquisition is determined, the Company will file the required financial statements by an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K was required to be filed with the SEC, if the Acquisition is determined to be significant.

b. Pro Forma Financial Information

The financial statements that may be required in connection with the Acquisition are not included in this Form 8-K. The Company has not yet determined the significance of the Acquisition. Once the significance of the Acquisition is determined, the Company will file the required financial information by an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K was required to be filed with the SEC, if the Acquisition is determined to be significant.

d. Exhibits

Exhibit No.	Description

10.1

Share Purchase Agreement, by and among SoundChip SA (“SoundChip”), the shareholders of SoundChip, DSP Group Ltd., and Mark Donaldson, Ben Skelton and Paul Darlington, as founders and shareholders’ representatives [portions of this exhibit have been redacted].

99.1	Press Release of DSP Group, Inc., dated June 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: June 9, 2020	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer and Secretary

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